Exhibit 99.1

Monthly Volume Summary: May 2010 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]									May 2010 Highlights:

Purchases and Issuances	Sales and Other Activity [3,4]	Liquidations	Net Increase/ (Decrease)	Ending Balance [4]	Annualized Growth Rate [4]	Annualized Liquidation Rate	> The total mortgage portfolio decreased at an annualized rate of 4.0% in May.

>  Refinance-loan purchase and guarantee volume was $17.1 billion in May, down from $18.4 billion in April.

>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio decreased by approximately $9.2 billion.

>  Total guaranteed PCs and Structured Securities issued decreased at an annualized rate of 5.2% in May.

>  Our single-family delinquency rate remained unchanged at 4.06% in May. Our multifamily delinquency rate increased to 0.32% in May.

>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $455 million in
     May. Duration gap averaged 0 months. See Endnote 15 for further information.

>  On February 10, 2010, we announced we will purchase substantially all of the single-family mortgage loans that are 120 days or more delinquent from our PCs. See Endnote 4 for further information.

>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA
									as Conservator of Freddie Mac.

May 2009	$50,223	($5,334)	($47,890)	($3,001)	$2,228,291	(1.6%)	25.8%
Jun	63,150	(1,065)	(49,893)	12,192	2,240,483	6.6%	26.9%
Jul	44,052	—	(50,206)	(6,154)	2,234,329	(3.3%)	26.9%
Aug	47,886	—	(40,948)	6,938	2,241,267	3.7%	22.0%
Sep	32,926	(250)	(31,241)	1,435	2,242,702	0.8%	16.7%
Oct	32,181	(2,125)	(28,838)	1,218	2,243,920	0.7%	15.4%
Nov	27,975	—	(32,087)	(4,112)	2,239,808	(2.2%)	17.2%
Dec	44,039	(15)	(33,293)	10,731	2,250,539	5.7%	17.8%

Full-Year 2009	548,368	(35,099)	(470,206)	43,063	2,250,539	2.0%	21.3%

Jan 2010	36,583	—	(39,729)	(3,146)	2,247,393	(1.7%)	21.2%
Feb	29,215	(1,110)	(32,918)	(4,813)	2,242,580	(2.6%)	17.6%
Mar	31,044	(18,890)	(29,080)	(16,926)	2,225,654	(9.1%)	15.6%
Apr	26,109	15,049	(35,667)	5,491	2,231,145	3.0%	19.2%
May	25,151	365	(33,045)	(7,529)	2,223,616	(4.0%)	17.8%

YTD 2010	$148,102	($4,586)	($170,439)	($26,923)	$2,223,616	(2.9%)	18.2%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs and	Non-Freddie Mac Mortgage-
		Sales, net of		Ending	Annualized	Annualized	Purchase	Sale	(Sale)		Structured	Related Securities		Mortgage	Ending

	Purchases [5]	Other Activity	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [6]	Agreements [7]	Agreements [8]		Securities	Agency	Non-Agency	Loans	Balance

May 2009	$14,724	($7,207)	($14,376)	$823,431	(9.9%)	20.8%	$46,382	($41,064)	$5,318	May 2009	$431,156	$72,355	$188,050	$131,870	$823,431
Jun	26,418	(5,376)	(14,636)	829,837	9.3%	21.3%	63,240	(53,327)	9,913	Jun	440,478	72,889	186,195	130,275	829,837
Jul	18,006	(33,343)	(15,444)	799,056	(44.5%)	22.3%	35,786	(24,773)	11,013	Jul	412,650	71,145	184,322	130,939	799,056
Aug	9,488	(15,945)	(13,190)	779,409	(29.5%)	19.8%	32,529	(20,401)	12,128	Aug	396,217	69,505	182,489	131,198	779,409
Sep	18,844	(3,289)	(10,793)	784,171	7.3%	16.6%	15,178	(10,552)	4,626	Sep	403,490	68,050	180,752	131,879	784,171
Oct	9,188	(12,908)	(10,399)	770,052	(21.6%)	15.9%	9,106	(7,444)	1,662	Oct	389,928	69,056	179,065	132,003	770,052
Nov	3,489	(979)	(10,810)	761,752	(12.9%)	16.8%	8,466	(8,088)	378	Nov	382,751	67,497	177,334	134,170	761,752
Dec	5,954	(1,429)	(11,005)	755,272	(10.2%)	17.3%	9,273	(6,655)	2,618	Dec	374,615	66,171	175,670	138,816	755,272

Full-Year 2009	255,343	(154,242)	(150,591)	755,272	(6.1%)	18.7%	428,089	(342,617)	85,472	Full-Year 2009	374,615	66,171	175,670	138,816	755,272

Jan 2010	2,113	(1,737)	(11,940)	743,708	(18.4%)	19.0%	5,651	(5,413)	238	Jan 2010	366,920	64,444	173,984	138,360	743,708
Feb	466	(1,347)	(10,578)	732,249	(18.5%)	17.1%	5,049	(7,046)	(1,997)	Feb	360,872	63,032	172,749	135,596	732,249
Mar	39,291	(5,688)	(12,531)	753,321	34.5%	20.5%	6,231	(11,093)	(4,862)	Mar	333,641	61,643	171,383	186,654	753,321
Apr	24,935	(5,402)	(15,588)	757,266	6.3%	24.8%	5,393	(7,540)	(2,147)	Apr	322,165	57,360	169,726	208,015	757,266
May	7,736	(2,885)	(14,013)	748,104	(14.5%)	22.2%	6,462	(6,782)	(320)	May	312,689	54,554	168,118	212,743	748,104

YTD 2010	$74,541	($17,059)	($64,650)	$748,104	(2.3%)	20.5%	$28,786	($37,874)	($9,088)	YTD 2010	$312,689	$54,554	$168,118	$212,743	$748,104

Please see Endnotes on page 5.
1 of 5

TABLE 4 - GUARANTEED PCs, STRUCTURED SECURITIES ISSUED, AND OTHER MORTGAGE GUARANTEES [1,9]							TABLE 5 - OTHER DEBT ACTIVITIES [12]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [4,10]	Net Increase/ (Decrease)	Ending Balance [11]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

May 2009	$43,733	($44,309)	($576)	$1,836,016	(0.4%)	29.0%	May 2009	$277,038	$39,435	($27,655)	$0	$840	$616,347	$893,385
Jun	61,137	(46,029)	15,108	1,851,124	9.9%	30.1%	Jun	262,792	21,797	(21,020)	(22,484)	(161)	594,479	857,271
Jul	42,954	(46,155)	(3,201)	1,847,923	(2.1%)	29.9%	Jul	258,647	13,129	(18,145)	(3,875)	66	585,654	844,301
Aug	47,458	(37,306)	10,152	1,858,075	6.6%	24.2%	Aug	253,813	23,353	(6,588)	(2,026)	68	600,461	854,274
Sep	31,839	(27,893)	3,946	1,862,021	2.5%	18.0%	Sep	241,527	12,570	(25,730)	(2,776)	105	584,630	826,157
Oct	27,469	(25,694)	1,775	1,863,796	1.1%	16.6%	Oct	235,875	14,650	(18,005)	(3,109)	54	578,220	814,095
Nov	25,984	(28,973)	(2,989)	1,860,807	(1.9%)	18.7%	Nov	231,082	19,774	(19,709)	(250)	102	578,137	809,219
Dec	39,994	(30,919)	9,075	1,869,882	5.9%	19.9%	Dec	238,293	20,486	(21,429)	(10,152)	(262)	566,780	805,073

Full-Year 2009	475,412	(432,768)	42,644	1,869,882	2.3%	23.7%	Full-Year 2009	238,293	348,679	(276,774)	(44,708)	209	566,780	805,073

Jan 2010	36,163	(35,440)	723	1,870,605	0.5%	22.7%	Jan 2010	234,639	28,021	(11,158)	(500)	(177)	582,966	817,605
Feb	29,522	(28,924)	598	1,871,203	0.4%	18.6%	Feb	241,312	32,615	(30,664)	(70)	(98)	584,749	826,061
Mar	31,011	(96,240)	(65,229)	1,805,974	(41.8%)	61.7%	Mar	238,249	40,827	(32,357)	—	(45)	593,174	831,423
Apr	25,089	(35,019)	(9,930)	1,796,044	(6.6%)	23.3%	Apr	227,988	25,633	(32,224)	(1,255)	(92)	585,236	813,224
May	24,444	(32,287)	(7,843)	1,788,201	(5.2%)	21.6%	May	209,790	25,913	(21,851)	(3,056)	(369)	585,873	795,663

YTD 2010	$146,229	($227,910)	($81,681)	$1,788,201	(10.5%)	29.3%	YTD 2010	$209,790	$153,009	($128,254)	($4,881)	($781)	$585,873	$795,663

TABLE 6 - DELINQUENCIES - TOTAL [13]					TABLE 7 - OTHER INVESTMENTS [14]		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [15]

	Single-Family			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

May 2009	2.02%	5.95%	2.73%	0.16%	May 2009	$114,498	May 2009	$570	—	$101	—	0	—
Jun	2.15%	6.33%	2.89%	0.16%	Jun	73,345	Jun	577	$547	40	$90	0	0
Jul	2.28%	6.68%	3.06%	0.12%	Jul	90,749	Jul	556	—	89	—	0	—
Aug	2.43%	7.08%	3.24%	0.12%	Aug	117,724	Aug	549	—	105	—	0	—
Sep	2.58%	7.47%	3.43%	0.15%	Sep	83,696	Sep	566	557	91	95	0	0
Oct	2.75%	7.93%	3.65%	0.18%	Oct	86,138	Oct	472	—	19	—	0	—
Nov	2.90%	8.35%	3.83%	0.19%	Nov	84,821	Nov	452	—	21	—	0	—
Dec	3.02%	8.68%	3.98%	0.20%	Dec	90,954	Dec	469	465	28	23	0	0

					Full-Year 2009	90,954	Full-Year 2009	476	—	74	—	0	—

Jan 2010	3.15%	9.05%	4.15%	0.22%	Jan 2010	111,444	Jan 2010	435	—	18	—	0	—
Feb	3.20%	9.12%	4.20%	0.26%	Feb	129,127	Feb	474	—	15	—	0	—
Mar	3.18%	8.87%	4.13%	0.25%	Mar	105,262	Mar	513	476	22	19	0	0
Apr	3.15%	8.68%	4.06%	0.25%	Apr	85,698	Apr	391	—	20	—	0	—
May	3.15%	8.69%	4.06%	0.32%	May	77,184	May	455	—	28	—	0	—

					YTD 2010	$77,184	YTD 2010	$454	—	$21	—	0	—

Please see Endnotes on page 5.
2 of 5

TABLE 9 - 90 to 119-DAY SINGLE-FAMILY DELINQUENCY - LOANS IN PC POOLS, BY LOAN ORIGINATION YEAR (16)

	As of May 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency(17)			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2010	$0	0.00%	0	$1	0.00%	3	$1	0.00%	6	$0	0.01%	1	$0	0.69%	1	N/A	N/A	N/A	N/A	N/A	N/A	$2	0.00%	11
2009	6	0.01%	22	51	0.02%	211	40	0.05%	186	14	0.16%	72	5	0.23%	19	$0	0.00%	0	$0	0.00%	0	116	0.03%	510
2008	0	0.03%	2	10	0.09%	39	193	0.33%	742	305	0.46%	1,287	250	0.69%	1,189	82	1.00%	462	28	1.30%	155	868	0.50%	3,876
2007	0	0.74%	1	3	0.28%	15	123	0.67%	492	498	0.75%	2,215	715	0.98%	3,711	298	1.39%	1,868	66	2.19%	474	1,703	0.97%	8,776
2006	0	0.00%	0	2	0.18%	6	56	0.58%	248	309	0.73%	1,403	545	0.84%	2,823	184	1.08%	1,097	20	1.22%	139	1,116	0.83%	5,716
2005	0	0.15%	1	34	0.26%	150	307	0.43%	1,492	335	0.55%	1,882	118	0.78%	781	18	1.19%	125	2	0.98%	11	812	0.52%	4,442
2004 and Prior	1	0.14%	4	22	0.13%	128	213	0.21%	1,302	309	0.30%	2,220	136	0.36%	1,197	81	0.39%	856	68	0.48%	1,006	829	0.30%	6,713
15 year maturity—
Loan origination year:
2010	0	0.00%	2	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	2
2009	3	0.01%	13	2	0.01%	11	0	0.01%	1	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	4	0.01%	25
2008	1	0.14%	4	4	0.06%	24	9	0.13%	66	4	0.14%	30	3	0.47%	31	0	0.74%	3	0	0.00%	0	21	0.13%	158
2007	0	0.00%	0	1	0.14%	7	5	0.18%	38	11	0.28%	91	5	0.34%	58	1	0.71%	12	0	2.58%	4	23	0.27%	210
2006	0	0.00%	0	1	0.34%	8	4	0.26%	34	12	0.22%	83	9	0.34%	86	1	0.29%	8	0	0.00%	0	27	0.27%	219
2005	1	0.12%	11	6	0.12%	53	18	0.21%	179	8	0.25%	81	2	0.79%	21	0	0.70%	1	0	0.00%	0	35	0.20%	346
2004 and Prior	12	0.06%	117	38	0.07%	437	36	0.09%	468	12	0.11%	205	8	0.13%	173	3	0.15%	89	2	0.19%	70	112	0.09%	1,559
Initial Interest—
Loan origination year:
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	N/A	N/A	N/A	0	0.00%	0	0	0.31%	2	9	0.80%	29	12	1.42%	44	3	1.64%	11	0	2.78%	1	25	1.07%	87
2007	0	0.00%	0	0	0.00%	0	2	0.58%	8	69	1.38%	242	175	1.65%	626	46	2.19%	176	4	3.13%	20	297	1.63%	1,072
2006	N/A	N/A	N/A	0	4.76%	1	0	0.33%	1	20	1.58%	67	41	1.72%	161	14	2.16%	56	1	1.52%	5	75	1.73%	291
2005	N/A	N/A	N/A	0	0.00%	0	0	0.32%	1	7	1.33%	25	6	1.17%	25	0	0.40%	1	0	3.85%	1	14	1.15%	53
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	0	1.63%	2	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	0	1.07%	2

Combined	$24	0.02%	177	$175	0.05%	1,093	$1,007	0.21%	5,266	$1,922	0.45%	9,935	$2,030	0.70%	10,946	$731	0.81%	4,765	$191	0.64%	1,886	$6,079	0.33%	34,068

Adjustable-rate (ARM)(19)
Fully amortizing—
Loan origination year:
2010	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.00%	0
2009	0	0.07%	1	0	0.00%	0	0	0.00%	0	$0	0.00%	$0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.04%	1
2008	0	0.00%	0	5	0.51%	20	11	0.47%	38	5	0.84%	19	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	21	0.53%	77
2007	0	0.00%	0	1	1.86%	3	0	0.46%	3	16	1.27%	61	32	2.24%	135	4	2.53%	21	0	1.37%	2	53	1.78%	225
2006	0	0.00%	0	0	0.00%	0	3	0.98%	16	30	1.01%	141	27	1.24%	123	10	2.44%	48	2	3.79%	11	72	1.21%	339
2005	1	0.54%	6	9	0.53%	45	29	0.55%	146	12	0.87%	61	2	1.59%	11	0	2.22%	1	0	0.00%	0	53	0.61%	270
2004 and Prior	2	0.25%	10	10	0.31%	69	10	0.31%	56	1	0.21%	6	0	0.44%	6	0	0.37%	2	0	0.29%	1	23	0.30%	150
Initial Interest:
Loan origination year:
2010	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2009	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	0	0.00%	0	9	0.79%	33	45	0.81%	149	16	0.65%	48	0	1.32%	1	0	0.00%	0	0	0.00%	0	70	0.77%	231
2007	0	0.00%	0	3	2.42%	11	17	2.08%	59	240	2.04%	847	210	2.41%	774	15	3.44%	60	2	3.12%	10	487	2.22%	1,761
2006	0	0.41%	1	0	0.26%	1	17	1.57%	55	162	1.79%	584	233	1.98%	880	59	3.15%	248	10	3.62%	43	480	2.00%	1,812
2005	2	0.94%	9	20	1.11%	84	75	1.22%	309	48	1.54%	205	16	2.46%	79	1	2.97%	7	0	3.85%	2	164	1.37%	695
2004 and Prior	1	1.02%	3	1	0.95%	3	1	0.68%	3	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	2	0.72%	9

Combined	$6	0.32%	30	$58	0.54%	269	$208	0.79%	834	$530	1.56%	1,972	$520	2.05%	2,009	$89	2.92%	387	$14	2.94%	69	$1,425	1.38%	5,570

Please see Endnotes on page 5.
3 of 5

TABLE 10 - 120-DAY OR MORE SINGLE-FAMILY DELINQUENCY - LOANS IN PC POOLS, BY LOAN ORIGINATION YEAR (16)

	As of May 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency(17)			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans	UPB(18)	Percent	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2010	$0	0.00%	0	$0	0.00%	0	$0	0.00%	1	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.00%	1
2009	4	0.01%	17	31	0.01%	130	26	0.03%	116	7	0.08%	36	3	0.16%	13	$0	0.22%	1	$0	0.00%	0	71	0.02%	313
2008	1	0.04%	3	7	0.06%	27	112	0.19%	431	216	0.32%	889	179	0.48%	820	61	0.71%	327	21	1.10%	131	598	0.34%	2,628
2007	0	0.00%	0	3	0.24%	13	69	0.39%	289	321	0.48%	1,425	472	0.64%	2,435	193	0.87%	1,165	43	1.29%	279	1,102	0.62%	5,606
2006	0	0.00%	0	1	0.09%	3	39	0.39%	169	197	0.45%	860	354	0.55%	1,843	114	0.68%	688	12	0.80%	91	717	0.53%	3,654
2005	0	0.00%	0	26	0.21%	119	202	0.29%	984	235	0.38%	1,286	92	0.56%	559	9	0.66%	70	1	0.54%	6	564	0.35%	3,024
2004 and Prior	0	0.07%	2	16	0.10%	93	141	0.14%	870	207	0.20%	1,441	82	0.21%	700	42	0.20%	439	33	0.23%	478	522	0.18%	4,023
15 year maturity—
Loan origination year:
2010	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2009	2	0.00%	9	1	0.01%	9	0	0.03%	2	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	3	0.01%	20
2008	1	0.07%	2	4	0.06%	26	6	0.08%	41	2	0.09%	18	1	0.08%	5	0	0.25%	1	0	0.00%	0	14	0.08%	93
2007	0	0.00%	0	1	0.10%	5	4	0.14%	31	8	0.15%	48	5	0.23%	39	1	0.59%	10	0	0.00%	0	19	0.17%	133
2006	0	0.00%	0	0	0.04%	1	3	0.15%	20	6	0.13%	49	5	0.17%	42	0	0.15%	4	0	0.00%	0	15	0.14%	116
2005	0	0.03%	3	5	0.09%	38	9	0.11%	91	5	0.14%	45	1	0.26%	7	0	0.00%	0	0	0.00%	0	20	0.11%	184
2004 and Prior	7	0.04%	76	23	0.04%	256	21	0.05%	264	7	0.06%	119	4	0.06%	79	2	0.08%	48	1	0.09%	33	65	0.05%	875
Initial Interest—
Loan origination year:
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	N/A	N/A	N/A	0	0.00%	0	1	0.61%	4	10	0.88%	32	6	0.74%	23	1	0.45%	3	0	0.00%	0	18	0.76%	62
2007	0	0.00%	0	0	0.00%	0	2	0.58%	8	54	1.07%	187	146	1.40%	532	35	1.71%	137	4	2.66%	17	241	1.34%	881
2006	N/A	N/A	N/A	0	0.00%	0	0	0.33%	1	15	1.37%	58	26	1.12%	105	10	1.82%	47	2	2.12%	7	52	1.29%	218
2005	N/A	N/A	N/A	0	0.00%	0	1	0.95%	3	5	1.17%	22	6	1.31%	28	1	1.58%	4	0	3.85%	1	13	1.26%	58
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	0	0.00%	—	0	6.90%	2	N/A	N/A	N/A	N/A	N/A	N/A	0	1.07%	2

Combined	$15	0.01%	112	$118	0.03%	720	$636	0.13%	3,325	$1,295	0.29%	6,515	$1,382	0.46%	7,232	$469	0.50%	2,944	$117	0.35%	1,043	$4,034	0.21%	21,891

Adjustable-rate (ARM)(19)
Fully amortizing—
Loan origination year:
2010	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.00%	0
2009	0	0.07%	1	0	0.00%	0	0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.04%	1
2008	0	1.22%	1	4	0.33%	13	7	0.32%	26	2	0.26%	6	$0	1.27%	1	0	50.00%	1	$0	0.00%	0	13	0.33%	48
2007	0	0.00%	0	0	0.62%	1	0	0.31%	2	11	1.00%	48	19	1.51%	91	4	2.17%	18	0	2.05%	3	34	1.29%	163
2006	0	1.19%	1	0	0.00%	0	4	1.04%	17	22	0.68%	95	19	0.91%	91	7	1.83%	36	1	3.10%	9	53	0.89%	249
2005	1	0.45%	5	8	0.50%	42	23	0.43%	115	9	0.63%	44	3	1.87%	13	0	0.00%	0	0	0.00%	0	44	0.50%	219
2004 and Prior	1	0.12%	5	7	0.22%	49	6	0.23%	42	0	0.07%	2	0	0.29%	4	0	0.00%	0	0	0.00%	0	15	0.21%	102
Initial Interest:
Loan origination year:
2010	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2009	0	0.00%	0	0	0.00%	0	0	0.00%	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	0	0.00%	0	7	0.60%	25	30	0.54%	98	12	0.51%	38	1	2.63%	2	0	0.00%	0	0	0.00%	0	51	0.54%	163
2007	0	2.78%	1	3	1.98%	9	13	1.55%	44	193	1.63%	680	158	1.82%	586	11	2.69%	47	2	2.49%	8	379	1.74%	1,375
2006	0	0.41%	1	1	1.03%	4	10	1.03%	36	114	1.29%	422	180	1.52%	676	41	2.27%	179	6	2.52%	30	351	1.49%	1,348
2005	4	1.35%	13	16	0.82%	62	64	1.01%	257	40	1.33%	177	14	2.06%	66	2	4.66%	11	0	3.85%	2	139	1.16%	588
2004 and Prior	0	0.34%	1	1	0.63%	2	0	0.00%	0	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	1	0.24%	3

Combined	$6	0.31%	29	$47	0.42%	207	$157	0.60%	637	$403	1.20%	1,512	$394	1.56%	1,530	$65	2.20%	292	$9	2.22%	52	$1,080	1.05%	4,259

Please see Endnotes on page 5.
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ENDNOTES

(1)	The activity and balances set forth in these tables represent unpaid principal balances, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For PCs and Structured Securities, the balance reflects security balances based on the monthly PC factor report. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, we continue to present information in this monthly volume summary on the same basis as prior to January 1, 2010.
(2)	Total mortgage portfolio (Table 1) is defined as guaranteed PCs, Structured Securities issued, and other mortgage guarantees (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio.
(4)	On February 10, 2010, we announced that we would begin purchasing substantially all 120 days or more delinquent mortgages from our related fixed-rate and adjustable-rate (ARM) PCs. The purchases of these loans from related PCs were reflected in the PC factor report published on March 4, 2010, and the corresponding principal payments were passed through to fixed-rate and ARM PC holders on March 15 (45-day remittance cycle) and on April 15, 2010 (75-day remittance cycle), respectively. As a result, our total guaranteed PCs and Structured Securities issued (Table 4) include liquidations of approximately $73 billion in March. Liquidations of our total mortgage portfolio (Table 1) do not include these liquidations since the activity represents mortgage loans purchased from PCs.
In April 2010, sales and other activity in Table 1 include the amounts for approximately $18 billion of March mortgage loan purchases related to the (75-day) remittance cycle (where timing differences resulted in a reduction of the PC balance in March without a corresponding increase in the mortgage loan balance). Had these mortgage loan purchases related to the 75-day remittance cycle been reflected in March (similar to the 45-day remittance cycle), the March 2010 total mortgage portfolio’s ending balance and annualized growth rate (Table 1) would have been $2,243,813 million and 0.7%, respectively.
(5)	Includes purchases of PCs and Structured Securities into the mortgage-related investments portfolio that totaled $447 million (based on unpaid principal balance) during May 2010. Purchases during 2010 include net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools. Net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools are reported as sales, net of other activity in 2009.
See Endnote 4. In April 2010, purchases in Table 2 include approximately $18 billion of mortgage loan purchases related to the March (75-day) remittance cycle.
(6)	Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same month in which we have entered into the related commitment.
(7)	Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same month in which we have entered into the related commitment.
(8)	As of May 31, 2010, we had net unsettled purchase (sale) agreements of approximately ($1,521) million. The ending balance of our mortgage-related investments portfolio as of May 31, 2010, after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after May 31, 2010, would have been $746.6 billion.
(9)	Includes PCs, Structured Securities and other mortgage guarantees, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes Structured Securities for which we have resecuritized our PCs and Structured Securities. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance.
(10)	Represents principal repayments relating to PCs, Structured Securities and other mortgage guarantees. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(11)	The ending balance of Guaranteed PCs, Structured Securities Issued, and Other Mortgage Guarantees (Table 4) differs from the balance of Total PCs and Structured Securities in our quarterly report on Form 10-Q dated May 5, 2010 because Table 4 excludes unguaranteed tranches of securities issued by Freddie Mac and includes other mortgage guarantees described in Endnote 9.
(12)	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.
(13)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgages 60 days or more delinquent or in foreclosure as of period end. Delinquency rates presented in Table 6 include mortgage loans underlying Structured Transactions, but exclude Structured Securities backed by either HFA bonds or Ginnie Mae Certificates as well as mortgage loans whose contractual terms have been modified under an agreement with the borrower as long as the borrower is less than 90 days (single-family) or 60 days (multifamily) delinquent under the modified contractual terms. Multifamily delinquency data was revised for all periods presented to include changes in delinquencies for certain Structured Transactions and did not change by more than 1 bp for any period presented. Also see Tables 9 and 10 for more information about single-family delinquencies.
(14)	Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities. Investments in non-mortgage-related securities are presented at fair value.
(15)	Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) movements in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.
(16)	Excludes loans underlying fixed-rate 20-year, fixed-rate 40-year and balloon PCs, as well as certain conforming jumbo loans underlying non-TBA PCs. As of May 31, 2010, the outstanding UPB of mortgage loans in the categories that were 90 to 119 days delinquent was $159 million and that were 120 days or more delinquent was $100 million. An “N/A” indicates there were no PCs issued in the specified PC category or loan origination year. Table 10 excludes loans greater than 120 days delinquent used to establish the May PC factor report, for which PC investors will receive principal payments at the scheduled payment date (45 or 75 day delay, as appropriate).
(17)	Loans in PCs with coupons less than 4.0% have been excluded. As of May 31, 2010, the outstanding UPB of mortgage loans that were 90 to 119 days and 120 days or more delinquent for this category was $170 million and $1,336 million, respectively.
(18)	Represents loan-level UPB. The loan-level UPB may vary from the fixed-rate PC UPB primarily due to guaranteed principal payments made by Freddie Mac on the PCs. In the case of fixed-rate initial interest PCs, if they have not begun to amortize, there is no variance.
(19)	ARM PC coupons are rounded to the nearest whole or half-percent coupon. For example, the 5.0% PC Coupon category includes ARM PCs with coupons between 4.75% and 5.24%.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.

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